EXHIBIT 99.2




                             PREFERENCE STATEMENT

            TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK
                                      OF

                           WASHINGTON BANCORP, INC.


     Please read and follow carefully the Instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold shares of Washington Bancorp, Inc. ("Washington") common stock, par value $0.10 per share ("Washington Common Stock"), in a representative capacity are directed to Instruction F(4).


     TO BE EFFECTIVE, THIS PREFERENCE STATEMENT, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH CERTIFICATES FOR THE WASHINGTON COMMON STOCK COVERED HEREBY (UNLESS DELIVERY IS GUARANTEED IN BOX E BELOW IN ACCORDANCE WITH INSTRUCTION A), MUST BE RECEIVED BY THE EXCHANGE AGENT NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE PREFERENCE DEADLINE (AS DEFINED IN INSTRUCTION A). DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESSES FOR THE EXCHANGE AGENT SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE THEREFOR.

          To obtain additional copies of this Preference Statement
                       or the Proxy Statement/Prospectus, or
                 if you require additional information, please call:

             HUDSON UNITED BANK, TRUST DEPARTMENT (the "Exchange Agent")
                      at (201) 348-2602 or (201) 348-2607


                PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.


To:  HUDSON UNITED BANK, TRUST DEPARTMENT, Exchange Agent


IF BY MAIL:                                     OR IF BY HAND OR BY COURIER
HUDSON UNITED BANK              (Mon.-Fri. 9:00 A.M.-5:00 P.M. Local Time):
TRUST DEPARTMENT                                         HUDSON UNITED BANK
3100 Bergenline Avenue                                     TRUST DEPARTMENT
Union City, NJ  07087                                3100 Bergenline Avenue
                                                      Union City, NJ  07087


Ladies and Gentlemen:

     This Preference Statement is being delivered in connection with the merger (the "Merger") of Washington with and into HUBCO, Inc. ("HUBCO"), pursuant to the Agreement and Plan of Merger, dated as of November 8, 1993, as amended (the "Merger Agreement").

     The undersigned, subject to the Election and Allocation Procedures (as defined below) and the other terms and conditions set forth in this Preference Statement, including the documents incorporated herein by reference, hereby
(a) surrenders the certificate(s) (the "Certificates") representing the shares of Washington Common Stock listed in Box A below and (b) elects (an "Election"), as indicated below, upon consummation of the Merger to have each of the shares of Washington Common Stock represented by the Certificates converted into the right:

     (CHECK ONLY ONE)

      ( ) to receive $16.10 in cash, without interest, per share of Washington Common Stock (a "Cash Election"); or

      ( ) to receive 0.6708 of a share of HUBCO Preferred Stock, $24.00 stated value, per share of Washington Common Stock ("HUBCO Preferred Stock") (a "Stock Election"); or

      ( ) to indicate no preference with regard to a Cash
          Election or a Stock Election (a "Non-Election").

     If the Exchange Agent has not received your properly completed Preference Statement, accompanied by your stock certificates, by the Preference Deadline (as defined in Instruction A) unless Box E (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline, you will be deemed to have made a Non-Election.

     The undersigned hereby certifies: that this Election covers all of the shares of Washington Common Stock registered in the name of the undersigned and either (i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners, except as otherwise permitted pursuant to Instruction F(4).

                                   BOX A



========================================================================
                         CERTIFICATE INFORMATION
     List below the certificates to which this Preference Statement relates.
                (Attach additional sheets if necessary.)
- ------------------------------------------------------------------------

NAME AND ADDRESS OF
REGISTERED HOLDER(S)
AS SHOWN ON THE SHARE                             NUMBER OF SHARES
RECORDS (PLEASE FILL                              REPRESENTED BY
IN, IF BLANK)             CERTIFICATE NUMBER      EACH CETIFICATE
- ------------------------------------------------------------------------

                          ------------------      -------------------

                          ------------------      -------------------

                          ------------------      -------------------

                               Total Shares:
=========================================================================



     This Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement/Prospectus, dated May 12, 1994 (the "Proxy Statement/Prospectus"), furnished to stockholders of Washington in connection with the Merger, all of which are incorporated herein by reference. Receipt of the Proxy Statement/Prospectus, including the Merger Agreement attached as Appendix A and A-1 thereto, is hereby acknowledged. Copies of the Proxy Statement/Prospectus are available from the Exchange Agent upon request (see Instruction G(10)).

     It is understood that because pursuant to the Merger Agreement, the number of shares of Washington Common Stock to be converted into the right to receive HUBCO Preferred Stock in the Merger and the number of shares of Washington Common Stock to be converted into the right to receive cash in the Merger are subject to limitations, no assurance can be given that an Election by any given stockholder, including this Election by the undersigned, can be accommodated. Rather, the Election by each holder of Washington Common Stock, including this Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus (the "Election and Allocation Procedures").




                      CERTIFICATE HOLDER(S) SIGN HERE

          The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Preference Statement and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the Certificate(s) for surrender and cancellation may not be revoked.

=======================================================================
                                   BOX B
                                 SIGN HERE
                     (To be completed by all person(s)
                        surrendering certificates and
                          executing this Preference
                                  Statement)

                    ----------------------------------


                    ----------------------------------

                        (Signature(s) of holder(s)

Dated:
          ------------------------------


Name(s):
         --------------------------------------

         --------------------------------------

         --------------------------------------

Address:
          -------------------------------------

          --------------------------------------
          (Including zip code)

( )  Check box if change of address


     Phone:
           -------------------------------

     (So the Exchange Agent can contact you in case of questions, although the Exchange Agent is under no obligation to do so.)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please set forth full title. (See Instruction G(6)).

Title:
         -------------- ---------------------------------
          (Other than signature(s), please print or type)


===============================================================================
                                    BOX C

                Complete ONLY if required by Instruction G(5).

                             SIGNATURE GUARANTEE



     Your signature must be Medallion guaranteed by an eligible financial institution.


                       NOTE: A notarization by a notary
                                    public
                              is not acceptable.


                             FOR USE BY FINANCIAL
                           INSTITUTION ONLY. PLACE
                         MEDALLION GUARANTEE IN SPACE
                                    BELOW.

===============================================================================


                         IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN WHETHER YOU ARE SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.


                                     BOX D
===============================================================================

SUBSTITUTE FORM W-9           PART I--PLEASE PROVIDE YOUR   Social Security Number
DEPARTMENT OF THE TREASURY    TIN IN THE BOX AT RIGHT AND   OR
INTERNAL REVENUE SERVICE      CERTIFY BY SIGNING AND           -----------------
PAYER'S REQUEST FOR           DATING BELOW.                 Employer Identification
TAXPAYER IDENTIFICATION       See Instructions G(9)               Number
NUMBER (TIN)

                              PART II--Awaiting TIN ( )
                              For Payees exempt from
                              backup withholding,
                              complete as directed
                              in Instruction G(9)
- --------------------------------------------------------------------------------


CERTIFICATION.  Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


SIGNATURE:                                     DATE:

=============================================================================

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9


==============================================================================

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.


- -----------------------------                ------------------------
          Signature                               Date

==============================================================================


                                   BOX E
=============================================================================

                           GUARANTY OF DELIVERY
      (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                            (SEE INSTRUCTION A)

The undersigned (check appropriate boxes below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the certificates for shares of Washington Common Stock submitted with this Preference Statement no later than 5:00 p.m., New York City Time, on the fifth business day after the Preference Deadline (as defined in Instruction A).

  ( )   a member of a registered national         ----------------------
        securities exchange                       (Firm  -- Please print)

                                                   ----------------------
                                                  (Authorized Signature)

  ( )  a member of the National Association of    ----------------------
       Securities Dealers, Inc.
                                                  ----------------------
                                                   (Address)

  ( )  a commercial bank or trust company    ---------------------------------
      in the United States                     (Area Code and Telephone Number)


==============================================================================
             (Please Read Carefully the General Instructions
                        Contained Elsewhere Herein)


                 SPECIAL ISSUANCE AND MAILING INSTRUCTIONS


     The undersigned understands that the certificates representing HUBCO Preferred Stock to be issued, the check issued as payment in cash, or the cash in lieu of fractional shares check (such checks being referred to herein as "Payment Checks") with respect to the Washington Common Stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box F or Box G below. If Box F is completed, the signature of the undersigned must be guaranteed as set forth in Instruction G(5).

                 SPECIAL PAYMENT AND MAILING INSTRUCTIONS


===============================================================================

                                    BOX F
                         SPECIAL PAYMENT INSTRUCTIONS
                            (See Instruction G(5))




TO BE COMPLETED ONLY if the certificate or Payment Check(s) is(are) to be issued in the name(s) of someone other than the registered holder(s) set forth above.

ISSUE TO:

Name:
      -------------------------------------

Address:
          ----------------------------------

- ------------------------------------------------------------
                            (street and number)

- ------------------------------------------------------------
                        (city, state and zip code)

- ----------------------------------------------------------------
                (Tax Identification or Social Security Number)

                          (Please print or type)


==============================================================================

                                    BOX G
                         SPECIAL MAILING INSTRUCTIONS
                            (See Instruction G(7))

TO BE COMPLETED ONLY if the certificate or Payment Check(s) is(are) to be delivered to the registered holder(s) or someone other than the registered holder(s) at an address other than shown above.

MAIL TO:

Name:
      ----------------------------------

Address:
        ----------------------------------

- ----------------------------------------------------------
                            (street and number)

- ----------------------------------------------------------
                        (city, state and zip code)


                          (Please print or type)

==============================================================================

                               INSTRUCTIONS


     This Preference Statement (or a facsimile thereof) should be properly filled in, dated and signed, and should be delivered, together with all stock certificates representing Washington Common Stock currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction A), to the Exchange Agent at the appropriate address set forth on the front of this Preference Statement. Please read and follow carefully the instruction regarding completion of this Preference Statement set forth below. If you have any questions concerning this Preference Statement or require any information or assistance, see Instruction G(10).


A.   TIME IN WHICH TO ELECT

     In order for an Election to be effective, the Exchange Agent must receive a properly completed Preference Statement, accompanied by all stock certificates representing Washington Common Stock currently held by you, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD BUSINESS DAY PRIOR TO THE CLOSING OF THE MERGER (THE "PREFERENCE DEADLINE"). SINCE ALL ELECTIONS MADE ON A PREFERENCE STATEMENT ARE IRREVOCABLE, AND SINCE THE SUBMISSION OF STOCK CERTIFICATES WILL PRECLUDE A STOCKHOLDER FROM THEREAFTER SELLING SUCH SHARES ON THE MARKET, STOCKHOLDERS MAY WISH TO DEFER SUBMITTING THEIR PREFERENCE STATEMENTS UNTIL SHORTLY BEFORE THE PREFERENCE DEADLINE. Washington will send to all stockholders of record a notice identifying the closing date and the date of the Preference Deadline as promptly as practicable after the closing date has been established but in no event later than 25 days prior to the Preference Deadline. The closing is expected to occur late in the second or early in the third quarter of 1994. Persons whose stock certificates are not immediately available may also make an election by completing this Preference Statement (or a facsimile thereof) and having Box E (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City Time on the fifth business day after the Preference Deadline (the "Guaranteed Delivery Deadline")).


     IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED PREFERENCE STATEMENT, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE PREFERENCE DEADLINE (UNLESS BOX E (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE), YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION.

B.  ELECTIONS.

     This Preference Statement provides for your Election, subject to the Election and Allocation Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger to have each of the shares of Washington Common Stock covered by this Preference Statement converted into the right:

     -    to receive $16.10 in cash without interest (a Cash
          Election); or

     -    to receive 0.6708 of a share of HUBCO Preferred Stock
          (a Stock Election); or

     - to indicate no preference with regard to a Cash Election or Stock Election (a Non-Election).


     You should understand that your Election is subject to certain terms and conditions that are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A and Appendix A-1 to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from the Exchange Agent at the address or phone number set forth in Instruction G(10). The delivery of this Preference Statement to the Exchange Agent constitutes acknowledgement of the receipt of the Proxy Statement/Prospectus. EACH HOLDER OF WASHINGTON COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS PREFERENCE STATEMENT WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHAT ELECTION TO MAKE. THE TAX

CONSEQUENCES TO A HOLDER OF WASHINGTON COMMON STOCK WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "THE MERGER -- FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT/PROSPECTUS.


C.  CASH ELECTION

     If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Preference Statement, including the documents incorporated herein by reference, to receive cash for all of the shares of Washington Common Stock covered by this Preference Statement, you should check the "Cash Election" box on the first page of this Preference Statement.

D.  STOCK ELECTION

     If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Preference Statement, including the documents incorporated herein by reference, to receive HUBCO Preferred Stock for all of the shares of Washington Common Stock covered by this Preference Statement, you should check the "Stock Election" box on the first page of this Preference Statement.

     HUBCO will not issue any fractional HUBCO Preferred Stock in connection with the Merger; stockholders will instead receive cash in an amount equal to
(i) $24.00 multiplied by (ii) the fractional share amount such stockholders would otherwise have received, without interest, rounded to the nearest cent.

E.   NON-ELECTION

     If you have no preference for either cash or HUBCO Preferred Stock, you should check the "Non-Election" box on the first page of this Preference Statement.

     If you have failed to make an effective Cash Election, Stock Election, or Non-Election for all of the shares of Washington Common Stock required to be covered by this Preference Statement, or if your Election is deemed by the Exchange Agent or HUBCO to be defective in any way, or if your Preference Statement is not accompanied by your certificates (unless Box E (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be considered to have made a Non-Election for all of such shares.

F.   SPECIAL CONDITIONS.

     (1) Irrevocability of Election. An effective Election may not be changed or revoked.

     (2) Nullification of Election. All Preference Statements will be void and of no effect if the Merger is not consummated, and certificates submitted therewith shall be promptly returned to the persons submitting the same.

     (3) Elections Subject to Allocation. All Elections are subject to the procedures set forth under the Article headed "Conversion of Washington Shares" in the Merger Agreement and described in the Proxy Statement/Prospectus under the captions "THE MERGER -- Election Procedure" and "THE MERGER -- Allocation Procedure" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

     (4) Shares Held by Nominees, Trustees or other Representatives. Holders of record of shares of Washington Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Preference Statements covering the aggregate number of shares of Washington Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election; provided, that such Representative certifies that each such Preference Statement covers all the shares of Washington Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Washington Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Preference Statement, they will be deemed to be covered by a Non-Election.

G.   GENERAL

     (1) Execution and Delivery. In order to make an effective Election, you must correctly fill out this Preference Statement, or a facsimile thereof. After dating and signing it, you are responsible for its delivery, accompanied by all stock certificates representing Washington Common Stock currently held by you or a proper Guaranty of Delivery of such stock certificates pursuant to Instruction A, to the Exchange Agent at the address set forth on the front of this Preference Statement by the Preference Deadline. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS PREFERENCE STATEMENT. HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES. DELIVERY OF STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH CERTIFICATES SHALL PASS ONLY WHEN SUCH CERTIFICATES ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

     (2) Signatures. Except as otherwise permitted below, you must sign this Preference Statement exactly the way your name appears on the face of your certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the certificates. If shares of Washington Common Stock have been assigned by the registered owner, this Preference Statement should be signed in exactly the same way as the name of the assignee appearing on the certificates or transfer documents. See Instructions G(5)(a) and G(5)(b).

     (3) Notice of Defects; Resolution of Disputes. None of Washington, HUBCO and the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Preference Statement or that any Preference Statement submitted is defective in any way.

     Any and all disputes with respect to Preference Statements or to Elections made in respect of Washington Common Stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any stock certificate, effectiveness of any Elections and computations of allocations) will be resolved by HUBCO and its decision will be conclusive and binding on all concerned. HUBCO may delegate this function to the Exchange Agent in whole or in part.

HUBCO or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Preference Statements and surrenders of stock certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Preference Statement or in the surrender of any stock certificate. Surrenders of stock certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.


     (4) Issuance of Payment Check(s) and New Certificate in Same Name. If the certificate representing HUBCO Preferred Stock and/or the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on the Preference Statement is required. For corrections in name and changes in name not involving changes in ownership, see Instruction G(5)(c).


     (5) Issuance of Payment Check(s) and New Certificate in Different Names. If the certificate representing HUBCO Preferred Stock and/or the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, stockholder(s) must have signature(s) guaranteed in Box C and complete Box F.


          (a) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such certificate(s) to the person who is to receive the HUBCO Preferred Stock and/or the Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular instance and must be medallion guaranteed by an eligible guarantor institution as defined below.

               Definition of Eligible Guarantor Institution

          Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

               (i) Banks (as the term is defined in Section 3(a) of the Federal Deposit Insurance Act);

               (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934;

               (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

               (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

               (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          (b) Transferor's Signature. The Preference Statement must be signed by the transferor or assignor or his or her agent, and should not be signed by the transferee or assignee. See Box B entitled "Sign Here." The signature of such transferor or assignor must be medallion guaranteed by an eligible guarantor institution as provided in Instruction G(5)(a).

          (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Preference Statement should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Preference Statement should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction G(5)(a) above and Box F should be completed.

          You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the HUBCO Preferred Stock certificates and/or Payment Check(s) in a name different from that of the registered holder(s) of the surrendered certificate(s).

     (6) Supporting Evidence. In case any Preference Statement, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Preference Statement, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

     (7) Special Instructions for Delivery by the Exchange Agent. The certificate representing HUBCO Preferred Stock and/or the Payment Check(s) will be mailed to the address of the registered holder(s) as indicated under Box B, unless instructions to the contrary are given in Box G entitled "Special Mailing Instructions."

     (8) Lost Certificates. If you are not able to locate your certificates representing Washington Common Stock, you should contact Chemical Bank, Shareholder Relations Department, Washington's transfer agent, at P.O. Box 24935, Church Street Station, New York, New York 10005 or at 800-851-9677. In such event, Chemical Bank will forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed certificate(s). There may be a fee to replace lost certificates.

     (9) Federal Income Tax Withholding. Under Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of certificates formerly representing shares of Washington Common Stock pursuant to the Merger Agreement. In order to avoid "backup withholding" of Federal income tax on any cash received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Preference Statement (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

     The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificate(s) at the effective time of the Merger. The TIN for an individual is his or her social security number. The box in Part II of the Substitute Form

W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% on all cash payments with respect to surrendered certificate(s) made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including, among others, corporations) are not subject to backup withholdings. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Exchange Agent. A certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this form of Election are true, correct, and complete. Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.

     (10) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this Preference Statement, or would like to obtain additional copies of the Proxy Statement/Prospectus or this Preference Statement, please contact the Exchange Agent at (201)348-2602 or at the address set forth on the first page of this Preference Statement.

H. DELIVERY OF CERTIFICATES REPRESENTING HUBCO PREFERRED STOCK AND PAYMENT
CHECKS


     As soon as practicable after the Merger becomes effective, the Exchange Agent will make the allocations of cash and HUBCO Preferred Stock to be received by holders of Washington Common Stock or their designees in accordance with the Election and Allocation Procedures. The Exchange Agent will thereafter issue and mail to you a check for any cash and/or any certificate or certificates for the HUBCO Preferred Stock to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required certificates for your Washington Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.

     If you do not submit an effective Preference Statement, the Exchange Agent will forward to you, as soon as practicable after the Merger becomes effective, a Letter of Transmittal for you to use to send in your stock certificates for shares of Washington Common Stock, containing appropriate instructions for surrendering such certificates at that time. After the Exchange Agent receives your stock certificates with a properly completed Letter of Transmittal, it will issue and mail to you a check for any cash and/or any certificate or certificates for HUBCO Preferred Stock to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required certificates for your Washington Common Stock in accordance with the terms and conditions of the Letter of Transmittal, including the documents incorporated therein by reference.

     DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE ANNUAL
MEETING WITH THIS PREFERENCE STATEMENT.  YOUR PROXY CARD SHOULD
BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY
STATEMENT/PROSPECTUS FOR THAT PURPOSE.